Exhibit 10.6

                                      NOTE

                                   [SPECIMEN]


                                                                  March 20, 1997
$8,579,967.12                                         Philadelphia, Pennsylvania



                  For value received and intending to be legally bound, NEOSE TECHNOLOGIES, INC. ("Maker"), a Delaware corporation promises to the order of JEFFERSON BANK ("Payee"), a Pennsylvania banking corporation at its offices at 1607 Walnut Street, Philadelphia, Pennsylvania 19103 or at such other place as Payee may designate in writing, on demand subject to the provisions of Section 2.02(a) of the Agreement described below, the principal sum of Eight Million Five Hundred Seventy Nine Thousand Nine Hundred Sixty-Seven Dollars and Twelve Cents ($8,579,967.12) lawful money of the United States of America, or so much thereof as may be outstanding from time to time, together with interest on the outstanding balance thereof at a fluctuating rate per annum (computed for the actual number of days elapsed, based on a 360-day year) equal to one percent (1.0%) per annum above the Base Rate (as such phrase is defined below); provided that if any portion of such sum or any other amount payable under the Agreement (defined below) or interest thereon is not paid within 10 days of the date such sum, amount or interest is due and payable to Payee under this Note or the Agreement, after written notice has been sent by the Payee to the Maker, then such sum shall thereafter bear interest at a fluctuating rate per annum (computed for the actual number of days elapsed, based on a 360-day year) equal to five percent (5.0%) per annum above the Base Rate until such sum, amount or interest and all other amounts due and payable under this Note or the Agreement have been paid in full. "Base Rate" means the rate of interest so designated and established by the Bank, from time to time, with changes effective immediately. The Base Rate of the Payee is determined from time to time by Payee as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by Payee to any particular class or category of customers.

                  The indebtedness evidenced by this Note represents advances to be made by Payee pursuant to and as described in a Reimbursement Agreement, dated as of March 1, 1997 (the "Agreement") between Maker and Payee. Terms and phrases used herein and not defined herein shall have the meanings ascribed to them in the Agreement. Each advance against this Note shall be due and payable, with interest, on the date required in Section 2.02(a) of the Agreement, on which date demand for such payment shall be deemed to have been made under this Note. Interest accruing pursuant to this Note shall be payable on demand and as otherwise provided in Section 2.02(a) of the Agreement.

                  The principal of this Note may be advanced, repaid and readvanced on a revolving basis in accordance with the Agreement. This Note shall be retained by Payee until such time as no further advances are available under the terms of the Agreement and all principal due and

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payable under this Note and all other amounts payable under the Agreement have been paid in full with interest, and until such time, Payee shall not be required to produce this Note to Maker in connection with any demand hereon.

                  Payment of this Note is secured as described in the Agreement. Such security includes, among other things, the Mortgage on the Premises.

                  Should any default be made in the payment of any principal or interest due and payable under this Note, then payment of the same may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to or for the benefit of Payee in this Note, the Agreement or the Security Documents or in any other instrument delivered to or for the benefit of Payee or otherwise available at law or in equity; and in such case Payee may also recover all costs of suit and other expenses in connection therewith, including reasonable attorneys' fees and expenses.

                  SUBJECT TO THE PRECONDITIONS SET FORTH IN SECTION 8.03 OF THE AGREEMENT, THE MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PAYEE, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF A DEFAULT IN PAYMENT HEREUNDER, OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE MAKER AND CONFESS AND ENTER JUDGMENT AGAINST IT IN FAVOR OF THE PAYEE IN ANY JURISDICTION IN WHICH THE MAKER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE MAKER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

                  BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY THE PAYEE UNDER THIS NOTE BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF THE MAKER CAN BE GARNISHED AND ATTACHED, THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE PAYEE, UPON THE OCCURRENCE OF A DEFAULT IN PAYMENT HEREUNDER, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT

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AGAINST THE MAKER BY CONFESSION AND ATTACHING AND GARNISHING THE PAYEE ACCOUNTS
AND OTHER ASSETS OF THE MAKER, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. THE MAKER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE MAKER BY SUCH COUNSEL.

                  The remedies of Payee as provided herein or in the Agreement or the Security Documents shall be cumulative and concurrent and may be pursued singly, successively or together against Maker and/or any other obligor under the Security Documents and/or against the property covered by the Security Documents and/or any other property mortgaged, pledged or assigned to Payee as security for this Note, at the sole discretion of Payee, and such remedies shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur.

                  Payee shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder or under the Agreement or the Security Documents unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

                  Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, or of the Agreement or the Security Documents, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any of the property covered by the Security Documents or any other property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Maker hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation on any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Payee.

                  Maker hereby waives presentment for payment, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of Maker shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extensions of time, renewal, waiver or modification granted or consented to by Payee; and Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of the Security Documents, or any part thereof,

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with or without substitution, and agrees that makers, indorsers, guarantors or sureties may become parties hereto without notice to Maker or affecting Maker's liability hereunder.

                  Maker shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or the Mortgage or any other Security Document; and if any taxes be imposed with respect to debts secured by mortgages, or with respect to notes evidencing debts so secured, Maker agrees to pay to the holders hereof upon demand the amount of such taxes, and hereby waives any contrary provisions of any laws or rules of court now or hereafter in effect.

                  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Payee in order to effect the provisions of this Note.

                  As used herein, the words "Payee" and "Maker" shall be deemed and construed to include the respective successors and assigns of Payee and Maker. This Note shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

                  IN WITNESS WHEREOF, Maker has duly executed this Note under seal as of the day and year first above written.

[Corporate Seal]                              NEOSE TECHNOLOGIES, INC.


Attest: /s/ Brian Davis                       By: /s/ P. Sherrill Neff
        ---------------------------------         ------------------------------
            Secretary                                (Vice) President

          [SPECIMEN]

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